Material Accounting Policies - Additional Information (Detail) - 12 months ended Dec. 31, 2025	CNY (¥)	$ / shares
Accounting policies [line items]
Forecast period used for impairment testing	The Group bases its impairment calculation on the most recent budgets and forecast calculations, which are prepared separately for each of the Group’s cash-generating units to which the individual assets are allocated. These budgets and forecast calculations generally cover a period of 5 years. A long-term growth rate is calculated and applied to project future cash flows after the five-year period.
Increase (decrease) through treasury share transactions, equity | ¥	¥ 0
Right of use assets depreciation policy	Right-of-use assets are depreciated on a straight-line basis over the shorter of the lease term and the estimated useful lives of the assets, which is 1 to 5 years.
Par value per share | $ / shares		$ 0.00001